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                                                                    EXHIBIT 10.1

                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statements Nos. 333-58832, 333-58836, and 333-58840 of UTi Worldwide Inc. on Form S-8 of our report dated April 3, 2002 appearing in this Annual Report on Form 20-F of UTi Worldwide Inc. for the year ended January 31, 2002.


/s/ DELOITTE & TOUCHE LLP

Los Angeles, California

May 6, 2002